Attached is a copy of the cash flow summary page from the U-Haul transaction.

To answer your question regarding 150 W. Main Street in Norfolk, the developer is the Robinson Development Group.

Regarding Bear Run Village, the Borrower's equity position is approximately $8.7 MM.

MERRILL LYNCH MORTGAGE CAPITAL
U-HAUL PORTFOLIO
CASH FLOW SUMMARY

--------------------------------------------------------------------------------
                       U-HAUL PORTFOLIO CASH FLOW SUMMARY
--------------------------------------------------------------------------------

----------------------------------------------------------
  PROJECT NAME       U-HAUL PORTFOLIO ROLL-UP
----------------------------------------------------------
  ADDRESS
----------------------------------------------------------
  CITY, STATE  ZIP
----------------------------------------------------------

--------------------------------------------------------------------------------
  NET RENTABLE AREA (SF)                                             1,625,371
--------------------------------------------------------------------------------
  NUMBER OF UNITS                                                       18,473
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCOME SUMMARIES:                FISCAL 1999                    FISCAL 2000                       FISCAL 2001
                                   ACTUAL       PSF                ACTUAL        PSF                ACTUAL         PSF
                                ---------------------------------------------------------------------------------------------------
STORAGE INCOME
    GROSS POTENTIAL RENT1         $13,086,390   $ 8.05            $14,747,802     $ 9.07           $ 15,845,986     $ 9.75
    EXPENSE REIMBURSEMENTS                  -        -                      -          -                      -          -
LESS: VACANCY LOSS                 (1,852,566)  -14.2%             (2,343,349)    -15.9%             (2,279,203)    -14.4%
NET RENTAL COLLECTIONS            $11,233,825   $ 6.91            $12,404,453     $ 7.63           $ 13,566,783     $ 8.35
    RETAIL/OFFICE GROSS
       POTENTIAL RENT2                      -        -                      -          -                      -          -
    EXPENSE REIMBURSEMENTS                  -        -                      -          -                      -          -
    OTHER INCOME3                 $11,214,462   $ 6.90   50.0%    $12,235,535     $ 7.53  49.7%    $ 12,677,474     $ 7.80   48.3%

-----------------------------------------------------------------------------------------------------------------------------------
EFFECTIVE GROSS INCOME            $22,448,286   $13.81            $24,639,989    $ 15.16           $ 26,244,257    $ 16.15
-----------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
  FIXED EXPENSES

    REAL ESTATE TAXES             $ 1,283,501   $ 0.79            $ 1,319,980     $ 0.81            $ 1,304,467     $ 0.80
    INSURANCE4                         30,712     0.02                358,048       0.22                675,247       0.42
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL FIXED EXPENSES          $ 1,314,213   $ 0.81            $ 1,678,028     $ 1.03            $ 1,979,714     $ 1.22
-----------------------------------------------------------------------------------------------------------------------------------

  VARIABLE EXPENSES
    UTILITIES                       $ 918,716   $ 0.57              $ 974,627     $ 0.60            $ 1,106,853     $ 0.68
    MAINTENANCE & REPAIRS5          1,410,380     0.87              1,887,789       1.16              1,938,982       1.19
    GENERAL & ADMINISTRATIVE6         492,560     0.30                512,038       0.32                427,794       0.26
    PAYROLL                         6,175,586     3.80              7,103,087       4.37              8,095,270       4.98
    OTHER                           1,350,815     0.83              1,442,563       0.89              1,359,174       0.84
    ADVERTISING & MARKETING           460,072     0.28                385,850       0.24                249,763       0.15
    MANAGEMENT FEE                  1,672,039     1.03              1,817,974       1.12              1,928,946       1.19
    GROUND RENT                             -        -                      -          -                      -          -
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL VARIABLE EXPENSES       $12,480,167   $ 7.68            $14,123,928     $ 8.69           $ 15,106,781     $ 9.29
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $13,794,380   $ 8.49            $15,801,956     $ 9.72           $ 17,086,495    $ 10.51
-----------------------------------------------------------------------------------------------------------------------------------
PERCENT OF EGI                          61.4%                           64.1%                             65.1%


-----------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME              $ 8,653,906   $ 5.32            $ 8,838,033     $ 5.44            $ 9,157,762     $ 5.63
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES
  CAPITAL EXPENDITURES                    $ -        -                    $ -          -                    $ -          -
  RESERVES FOR REPLACEMENT                  -        -                      -          -                      -          -
  LEASING COMMISSIONS                       -        -                      -          -                      -          -
  TENANT IMPROVEMENTS                       -        -                      -          -                      -          -
  TOTAL CAPITAL EXPENDITURES              $ -      $ -                    $ -        $ -                    $ -        $ -


-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                     $ 8,653,906   $ 5.32            $ 8,838,033     $ 5.44            $ 9,157,762     $ 5.63
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INCOME SUMMARIES:                     TRAILING 12 MOS                 APPRAISAL                     MERRILL LYNCH
                                 Ended 11/2001      PSF                              PSF             UNDERWRITING      PSF
                                 ---------------------------------------------------------------------------------------------------
STORAGE INCOME
    GROSS POTENTIAL RENT1           $16,840,813     $ 10.36          $ 17,475,700   $ 10.75            $17,469,540     $ 10.75
    EXPENSE REIMBURSEMENTS                    -           -                     -         -                      -           -
LESS: VACANCY LOSS                   (2,225,026)     -13.2%            (2,312,210)   -13.2%             (2,428,707)     -13.9%
NET RENTAL COLLECTIONS              $14,615,787      $ 8.99          $ 15,163,490    $ 9.33            $15,040,834      $ 9.25
    RETAIL/OFFICE GROSS
       POTENTIAL RENT2                        -           -               110,322      0.07                117,836        0.07
    EXPENSE REIMBURSEMENTS                    -           -                     -         -                      -           -
    OTHER INCOME3                   $13,503,046      $ 8.31   48.0%   $ 1,669,098    $ 1.03    9.9%    $ 2,267,565      $ 1.40
                                                                                                                 -
------------------------------------------------------------------------------------------------------------------------------------
EFFECTIVE GROSS INCOME              $28,118,834     $ 17.30          $ 16,942,910   $ 10.42            $17,426,234     $ 10.72
------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
  FIXED EXPENSES
    REAL ESTATE TAXES               $ 1,403,759      $ 0.86           $ 1,537,350    $ 0.95            $ 1,403,759      $ 0.86
    INSURANCE4                          361,629        0.22               346,461      0.21                396,505        0.24
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL FIXED EXPENSES            $ 1,765,388      $ 1.09           $ 1,883,811    $ 1.16            $ 1,800,264      $ 1.11
------------------------------------------------------------------------------------------------------------------------------------

  VARIABLE EXPENSES
    UTILITIES                       $ 1,158,750      $ 0.71             $ 384,738    $ 0.24              $ 546,050      $ 0.34
    MAINTENANCE & REPAIRS5            1,510,962        0.93               397,165      0.24                542,604        0.33
    GENERAL & ADMINISTRATIVE6           424,223        0.26               250,873      0.15                305,686        0.19
    PAYROLL                           8,470,737        5.21             1,815,341      1.12              1,963,354        1.21
    OTHER                               627,417        0.39               161,570      0.10                340,135        0.21
    ADVERTISING & MARKETING             498,310        0.31               356,169      0.22                351,193        0.22
    MANAGEMENT FEE                    2,048,405        1.26             1,014,282      0.62              1,045,574        6.0%
    GROUND RENT                               -           -                     -         -                      -           -
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL VARIABLE EXPENSES         $14,738,804      $ 9.07           $ 4,380,138    $ 2.69            $ 5,094,595      $ 3.13
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                      $16,504,192     $ 10.15           $ 6,263,949    $ 3.85            $ 6,894,859      $ 4.24
------------------------------------------------------------------------------------------------------------------------------------
PERCENT OF EGI                            58.7%                             37.0%                            39.6%


------------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                $11,614,642      $ 7.15          $ 10,678,961    $ 6.57            $10,531,375      $ 6.48
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES
  CAPITAL EXPENDITURES                      $ -           -              $      -    $    -              $       -      $    -
  RESERVES FOR REPLACEMENT                    -           -                16,208      0.01                283,154        0.17
  LEASING COMMISSIONS                         -           -                     -         -                      -           -
  TENANT IMPROVEMENTS                         -           -                     -         -                      -           -
  TOTAL CAPITAL EXPENDITURES                $ -         $ -              $ 16,208    $ 0.01              $ 283,154      $ 0.17


------------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                       $11,614,642      $ 7.15          $ 10,662,753    $ 6.56            $10,248,221      $ 6.31
------------------------------------------------------------------------------------------------------------------------------------
                                                                            62.9%                            58.8%
------------------------------------------------------------------------------------------------------------------------------------